UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/28/2012

Item 1. Reports to Stockholders.

9	30	2012

ANNUAL REPORT

Oppenheimer Limited-Term Government Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/28/12

	Class A Shares of the Fund		Barclays Capital U.S. Government Bond Index	Barclays Capital U.S. 1-3 Year Government Bond Index
	Without Sales Charge	With Sales Charge
1-Year	3.00%	0.68%	2.95%	0.65%
5-Year	2.46	2.00	6.01	2.94
10-Year	2.60	2.36	4.74	2.92

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Returns do not consider capital gains or income taxes on an individual’s investment.

September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through September 30, 2012.

Fund Performance Discussion

In the midst of a volatile market environment, the Fund’s Class A shares (without sales charge) produced a total return of 3.00%. On a relative basis, the Fund outperformed both the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. 1-3 Year Government Bond Index, which returned 2.95% and 0.65%, respectively, during the period. The Fund’s focus on carry, or additional yield, by maintaining positions that can potentially boost income above that of the benchmarks, benefited performance this period.

MARKET OVERVIEW

The reporting period was defined by bouts of strength and weakness in the markets, with bonds and stocks in the U.S. generally experiencing gains despite sustained macroeconomic concerns. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity and fixed-income markets over the first three months

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	1

of 2012. The rebound gained momentum after the European Central Bank (the ECB) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter of 2012 was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures, restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs.

The period ended on a positive note for the markets as increased stimulus measures taken by the U.S. Federal Reserve (the Fed) and the ECB helped boost markets during the third quarter. In the U.S., the Fed introduced a third round of quantitative easing, QE3, under which it announced plans to purchase $40 billion per month of agency mortgage-backed securities on a monthly basis until the labor market shows signs of substantial improvement. Additionally, the Fed extended its commitment to keep interest rates low through at least mid-2015 and announced plans to continue its Operation Twist program aimed at purchasing longer dated U.S. Treasury securities funded by selling short-term bonds. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. While these actions boosted the markets during the reporting period, a number of concerns throughout the globe remained and presented the possibility for future market volatility.

FUND PERFORMANCE

The Fund’s exposure to spread products—residential mortgage-backed securities (RMBS), commercial-backed mortgage-backed securities (CMBS) and asset-backed securities (ABS)—at the expense of government debt helped returns during the period. The Fund’s exposure to agency securities also benefited performance this period. Although mortgage rates hit historic lows during the period, many qualified borrowers already took the opportunity to refinance, while many other borrowers were ineligible

2	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

to refinance as their mortgages were underwater. However, over the second half of the period, the effects of the U.S. Government’s Home Affordable Refinance Program (HARP) and lower rates could be seen in the market. Throughout that time there was a noticeable increase in prepayment speeds in higher coupon mortgage securities. In response to this we adjusted the portfolio in two ways. First, we increased our exposure to current coupon 15-year RMBS as these borrowers are unlikely to refinance as they were already the beneficiaries of historically low rates. Additionally, we reduced our exposure to higher coupon 30-year RMBS in favor of lower coupon 30-year mortgage securities.

While our focus on spread products over government debt benefited Fund performance this period, U.S. Treasuries did produce positive returns, and so our limited exposure to them was the primary detractor from relative performance.

STRATEGY & OUTLOOK

While risks remain on the horizon regarding Greece, Spain and possibly Italy, along with

Krishna Memani Portfolio Manager

a deepening economic contraction in Europe, markets are forward looking. Indeed, the unprecedented policy response of the ECB to their sovereign debt crisis and the introduction of QE3 are game changers in our view. QE3 effectively pushes investors away from a dwindling supply of low yielding “safe” assets into credit: a massive liquidity-driven trend that we believe we are well positioned for. Australia, China and Brazil are among the other major central banks that are in easing mode, and we expect all of these stimulative measures to have a positive effect on economies and animal spirits globally.

The markets in the U.S. may continue to see some volatility given the contentious debate over entitlements, taxes and the deficit. However, markets seemed to welcome QE3, and we believe that the Fed will continue to respond to any downdraft in the domestic economy. Such a macro environment is behind our bias to overweight domestic spread product at the expense of low yielding U.S. Treasuries.

Peter A. Strzalkowski Portfolio Manager

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	3

Top Holdings and Allocations*

PORTFOLIO ALLOCATION

Government Agency	53.7%
U.S. Government Obligations	28.0
Short-Term Notes	10.9
Non-Agency	5.2
Asset-Backed Securities	2.2
Options Purchased	—	*
Swaptions Purchased	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 28, 2012, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	95.9%
AA	1.1
A	2.2
BBB	0.1
BB	0.2
CCC	0.4
D	0.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 28, 2012, and are subject to change. Except for certain securities issued or guaranteed by a sovereign entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*September 28, 2012 was the last business day of the Funds’ fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

4	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	3.00%	2.46%	2.60%
Class B (OGSBX)	5/3/93	2.18%	1.69%	2.13%
Class C (OLTCX)	2/1/95	2.19%	1.69%	1.83%
Class N (OLTNX)	3/1/01	2.69%	2.19%	2.31%
Class Y (OLTYX)	1/26/98	3.30%	2.73%	2.88%

AVERAGE ANNUAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	0.68%	2.00%	2.36%
Class B (OGSBX)	5/3/93	–1.82%	1.51%	2.13%
Class C (OLTCX)	2/1/95	1.19%	1.69%	1.83%
Class N (OLTNX)	3/1/01	1.69%	2.19%	2.31%
Class Y (OLTYX)	1/26/98	3.30%	2.73%	2.88%

STANDARDIZED YIELDS
For the 30 Days Ended 9/28/12
Class A	1.37%
Class B	0.64%
Class C	0.58%
Class N	1.11%
Class Y	1.69%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	5

Standardized yield is based on net investment income for the 30-day period ended 9/28/12 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. 1-3 Year Government Bond Index. The Barclays Capital U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays Capital U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 28, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	7

Fund Expenses Continued

Actual	Beginning Account Value April 1, 2012	Ending Account Value September 28, 2012	Expenses Paid During 6 Months Ended September 28, 2012
Class A	$1,000.00	$1,016.50	$4.01
Class B	1,000.00	1,012.50	7.99
Class C	1,000.00	1,012.50	7.99
Class N	1,000.00	1,015.00	5.50
Class Y	1,000.00	1,018.00	2.50

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.77	4.02
Class B	1,000.00	1,016.81	8.03
Class C	1,000.00	1,016.81	8.03
Class N	1,000.00	1,019.29	5.51
Class Y	1,000.00	1,022.25	2.51

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 28, 2012 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class N	1.10
Class Y	0.50

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS    September 28, 2012*

	Principal Amount	Value

Asset-Backed Securities—2.9%
Ally Auto Receivables Trust, Automobile Receivables Nts., Series 2012-2, Cl. C, 2.26%, 7/16/18[1]	$6,295,000	$6,392,409
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. E, 6.40%, 4/9/18[1]	250,000	271,674
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. C, 2.67%, 1/8/18	2,900,000	2,974,204
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivable Nts.: Series 2012-4, Cl. C, 1.93%, 8/8/18	1,170,000	1,172,252
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,600,000	1,603,154
Bank of America Auto Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 2.99%, 3/15/19	4,485,000	4,591,523
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 2.26%, 12/16/19[1]	1,850,000	1,851,642
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. A, 2.35%, 3/15/20[1]	1,420,000	1,420,781
Series 2012-2A, Cl. B, 5.45%, 9/15/20[1]	705,000	700,925
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	4,000,000	4,099,944
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	5,690,000	5,702,410
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[1,2]	570,000	570,417
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]	2,474,200	2,479,428
Series 2012-2A, Cl. A, 1.30%, 6/15/17[1]	2,280,000	2,280,465
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	1,269,914	1,274,930
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts., Series 2012-5, Cl. C, 3.80%, 8/15/18	4,140,000	4,206,573
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15	1,420,000	1,420,000
Series 2012-1, Cl. B, 1.87%, 9/15/15	2,415,000	2,415,000
Series 2012-1, Cl. C, 2.52%, 3/15/16	1,745,000	1,745,000
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[1]	1,420,000	1,420,169
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	1,735,000	1,747,921
Total Asset-Backed Securities (Cost $50,205,703)		50,340,821
Mortgage-Backed Obligations—77.1%
Government Agency—70.4%
FHLMC/FNMA/FHLB/Sponsored—65.4%
Federal Home Loan Mortgage Corp.: 3.50%, 10/1/42[4]	24,745,000	26,539,013
4.50%, 5/1/19	167,593	177,781

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	9

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp.: Continued
6%, 5/15/18-10/15/29	$8,342,269	$9,115,332
6.50%, 4/15/18-4/1/34	4,599,064	5,172,632
7%, 8/15/16-10/1/37	2,630,472	3,072,959
7.50%, 1/1/32-9/15/33	6,010,241	7,365,436
8%, 4/1/16	527,382	566,405
8.50%, 3/15/31	155,089	196,071
9%, 8/1/22-5/1/25	207,213	240,048
10%, 8/16/21	45,064	46,566
11%, 12/15/20	39,840	48,075
11.50%, 6/15/20-12/3/20	54,409	56,092
11.75%, 1/15/16-4/15/19	442	444
12%, 6/15/15	4,065	4,171
12.50%, 7/15/19	8,873	9,498
13%, 8/15/15	15,205	16,131
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 1095, Cl. D, 0.90%, 6/15/21	8,135	8,230
Series 151, Cl. F, 9%, 5/15/21	32,671	37,647
Series 1695, Cl. F, 2.464%, 3/15/24	1,908,427	2,008,272
Series 2006-11, Cl. PS, 23.773%, 3/25/36	1,318,092	1,990,916
Series 2035, Cl. PC, 6.95%, 3/15/28	1,227,909	1,437,395
Series 2084, Cl. ZC, 6.50%, 8/15/28	671,629	763,867
Series 2116, Cl. ZA, 6%, 1/15/29	983,612	1,114,674
Series 2122, Cl. FD, 0.571%, 2/15/29	969,097	976,393
Series 2132, Cl. FN, 1.131%, 3/15/29	1,549,735	1,581,024
Series 2148, Cl. ZA, 6%, 4/15/29	1,741,454	1,972,080
Series 2195, Cl. LH, 6.50%, 10/15/29	2,413,040	2,784,321
Series 2220, Cl. PD, 8%, 3/15/30	309,771	369,569
Series 2281, Cl. Z, 6.50%, 2/15/31	3,370,161	3,886,953
Series 2319, Cl. BZ, 6.50%, 5/15/31	5,000,291	5,766,506
Series 2326, Cl. ZP, 6.50%, 6/15/31	1,091,714	1,264,003
Series 2344, Cl. FP, 1.171%, 8/15/31	830,924	851,551
Series 2368, Cl. TG, 6%, 10/15/16	148,500	157,567
Series 2392, Cl. FB, 0.821%, 1/15/29	260,236	263,612
Series 2396, Cl. FE, 0.821%, 12/15/31	383,958	390,116
Series 2401, Cl. FA, 0.871%, 7/15/29	346,920	351,771
Series 2427, Cl. ZM, 6.50%, 3/15/32	254,628	295,161
Series 2464, Cl. FI, 1.221%, 2/15/32	569,277	581,603
Series 2470, Cl. LF, 1.221%, 2/15/32	582,419	595,031
Series 2471, Cl. FD, 1.221%, 3/15/32	832,855	850,866
Series 2481, Cl. AF, 0.771%, 3/15/32	486,464	492,494
Series 2500, Cl. FD, 0.721%, 3/15/32	674,281	682,623
Series 2504, Cl. FP, 0.721%, 3/15/32	946,951	957,431
Series 2526, Cl. FE, 0.621%, 6/15/29	854,217	861,209
Series 2530, Cl. FD, 0.721%, 2/15/32	1,135,040	1,147,239
Series 2538, Cl. F, 0.821%, 12/15/32	139,229	140,840
Series 2550, Cl. FI, 0.571%, 11/15/32	614,781	616,762
Series 2551, Cl. FD, 0.621%, 1/15/33	848,885	856,467
Series 2627, Cl. KM, 4.50%, 6/1/18	2,259,456	2,404,072
Series 2668, Cl. AZ, 4%, 9/1/18	980,295	1,034,118
Series 2676, Cl. KY, 5%, 9/15/23	3,385,181	3,717,944
Series 2708, Cl. N, 4%, 11/1/18	2,112,209	2,229,092
Series 2843, Cl. A, 4.96%, 9/1/31	7,546,395	7,607,600

10	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 3013, Cl. GA, 5%, 6/1/34	$3,985,095	$4,157,867
Series 3025, Cl. SJ, 23.941%, 8/15/35	317,206	483,594
Series 3134, Cl. FA, 0.521%, 3/15/36	11,248,560	11,299,241
Series 3342, Cl. FT, 0.671%, 7/15/37	5,731,623	5,774,017
Series 3465, Cl. HA, 4%, 7/1/17	616,789	635,277
Series 3617, Cl. DC, 4%, 7/1/27	4,604,957	4,728,176
Series 3647, Cl. BD, 3%, 12/1/19	23,206,183	23,856,768
Series 3676, Cl. DA, 4%, 4/1/22	1,200,742	1,209,212
Series 3804, Cl. WJ, 3%, 3/1/39	19,864,299	20,309,865
Series 3822, Cl. JA, 5%, 6/1/40	1,269,841	1,329,213
Series 3848, Cl. WL, 4%, 4/1/40	5,223,853	5,579,295
Series 3917, Cl. BA, 4%, 6/1/38	6,453,362	6,865,571
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 192, Cl. IO, 12.495%, 2/1/28[5]	346,950	72,469
Series 205, Cl. IO, 14.352%, 9/1/29[5]	2,406,367	587,286
Series 206, Cl. IO, 16.299%, 12/1/29[5]	111,331	27,769
Series 2074, Cl. S, 56.86%, 7/17/28[5]	526,634	114,764
Series 2079, Cl. S, 63.047%, 7/17/28[5]	893,422	193,610
Series 243, Cl. 6, 0.476%, 12/15/32[5]	956,992	201,950
Series 2493, Cl. S, 61.184%, 9/15/29[5]	638,514	155,563
Series 2526, Cl. SE, 37.03%, 6/15/29[5]	1,180,205	261,594
Series 2720, Cl. SA, 58.852%, 1/15/29[5]	3,407,095	163,315
Series 2795, Cl. SH, 19.845%, 3/15/24[5]	7,952,496	1,425,694
Series 2796, Cl. SD, 63.194%, 7/15/26[5]	256,682	55,820
Series 2819, Cl. S, 55.897%, 6/15/34[5]	11,312,493	2,468,834
Series 2835, Cl. BS, 47.788%, 12/15/28[5]	6,307,498	482,156
Series 2920, Cl. S, 65.699%, 1/15/35[5]	5,948,144	1,174,825
Series 2922, Cl. SE, 10.179%, 2/15/35[5]	1,046,008	230,656
Series 3201, Cl. SG, 10.435%, 8/15/36[5]	1,942,496	374,266
Series 3450, Cl. BI, 13.334%, 5/15/38[5]	6,700,686	1,195,552
Series 3606, Cl. SN, 9.161%, 12/15/39[5]	1,851,717	304,274
Series 3662, Cl. SM, 26.186%, 10/15/32[5]	4,559,964	694,183
Series 3736, Cl. SN, 7.59%, 10/15/40[5]	11,594,384	2,007,696
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	13,665,627	13,964,351
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security: Series 216, Cl. PO, 11.069%, 12/1/31[6]	710,219	652,475
Series 219, Cl. PO, 12.074%, 3/1/32[6]	1,897,044	1,741,607
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.721%, 5/15/36	7,734,428	7,792,514
Federal National Mortgage Assn.: 2.50%, 10/1/27[4]	116,145,000	122,097,431
3.50%, 8/1/40	3,168,737	3,393,325
3.50%, 11/1/42[4]	118,385,000	126,690,448
4%, 9/1/18-10/1/18	12,863,637	13,795,102
4.50%, 5/25/18-8/1/26	25,571,534	27,631,522
4.50%, 10/1/42[4]	50,238,000	54,390,487
5%, 2/25/18-7/25/22	29,683,281	32,379,319

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	11

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
5.50%, 9/1/19-1/1/36	$8,921,693	$9,817,689
5.50%, 10/1/27-10/1/42[4]	12,885,000	14,040,177
6%, 3/25/17-2/1/40	17,466,440	19,479,636
6.50%, 6/25/17-1/1/34	21,770,702	24,987,853
7%, 7/25/13-2/25/36	14,088,743	16,710,148
7.50%, 2/25/27-8/25/33	16,771,503	20,410,875
8%, 6/25/17	541	602
8.50%, 7/1/32	76,129	94,904
9%, 8/25/19	6,180	7,233
9.50%, 11/25/21	4,783	5,531
11%, 11/25/15-8/13/19	208,072	220,391
11.25%, 3/10/16	32,189	32,571
11.50%, 8/8/19	19,506	19,650
12%, 1/25/16-5/25/16	20,906	21,291
12.50%, 8/25/15-12/25/15	13,493	13,853
13%, 9/8/15-8/25/26	50,417	51,678
Federal National Mortgage Assn., 15 yr.: 3%, 10/1/27[4]	149,485,000	158,500,814
3.50%, 10/1/27[4]	5,555,000	5,912,603
Federal National Mortgage Assn., 30 yr., 4%, 10/1/42[4]	38,980,000	42,007,043
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1988-7, Cl. Z, 9.25%, 4/25/18	35,107	39,032
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	19,313	22,544
Trust 1992-34, Cl. G, 8%, 3/25/22	532	532
Trust 1997-16, Cl. PD, 7%, 3/18/27	2,186,647	2,555,766
Trust 1998-59, Cl. Z, 6.50%, 10/25/28	203,395	234,136
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,253,046	1,441,106
Trust 2001-69, Cl. PF, 1.217%, 12/25/31	1,282,013	1,310,417
Trust 2002-12, Cl. PG, 6%, 3/25/17	4,087,752	4,410,960
Trust 2002-19, Cl. PE, 6%, 4/25/17	325,485	346,297
Trust 2002-29, Cl. F, 1.217%, 4/25/32	603,014	616,198
Trust 2002-39, Cl. FD, 1.22%, 3/18/32	1,007,587	1,031,193
Trust 2002-52, Cl. FD, 0.717%, 9/25/32	839,988	850,473
Trust 2002-53, Cl. FY, 0.717%, 8/25/32	767,068	775,781
Trust 2002-64, Cl. FJ, 1.217%, 4/25/32	185,838	189,902
Trust 2002-65, Cl. FB, 1.217%, 7/25/32	1,169,894	1,195,795
Trust 2002-68, Cl. FH, 0.72%, 10/18/32	370,281	374,480
Trust 2002-77, Cl. TF, 1.22%, 12/18/32	2,384,597	2,435,059
Trust 2002-82, Cl. FE, 1.217%, 12/25/32	1,078,268	1,101,585
Trust 2002-9, Cl. PC, 6%, 3/25/17	2,319,821	2,486,359
Trust 2002-90, Cl. FJ, 0.717%, 9/25/32	399,118	403,558
Trust 2002-90, Cl. FM, 0.717%, 9/25/32	383,767	388,036
Trust 2003-111, Cl. HF, 0.617%, 5/25/30	731,979	732,578
Trust 2003-112, Cl. AN, 4%, 11/1/18	3,570,622	3,769,114
Trust 2003-116, Cl. FA, 0.617%, 11/25/33	541,009	546,219
Trust 2003-119, Cl. FK, 0.717%, 5/25/18	6,768,442	6,815,658
Trust 2003-130, Cl. CS, 13.667%, 12/25/33	1,397,365	1,765,956
Trust 2003-21, Cl. FK, 0.617%, 3/25/33	63,950	64,518
Trust 2003-26, Cl. XF, 0.667%, 3/25/23	2,895,465	2,913,822
Trust 2003-44, Cl. CB, 4.25%, 3/1/33	1,254,612	1,317,071
Trust 2003-45, Cl. AB, 3.75%, 5/1/33	307,773	315,729

12	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2004-101, Cl. BG, 5%, 1/25/20	$4,406,401	$4,704,758
Trust 2004-29, Cl. QG, 4.50%, 12/1/32	5,000,000	5,235,923
Trust 2004-7, Cl. J, 4%, 7/1/17	333,540	333,767
Trust 2004-72, Cl. FB, 0.717%, 9/25/34	3,130,152	3,158,672
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	5,443,386	6,306,492
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,786,788	9,990,068
Trust 2005-45, Cl. XA, 0.557%, 6/25/35	3,585,737	3,603,738
Trust 2005-5, Cl. AB, 5%, 4/1/32	3,512,020	3,659,581
Trust 2005-67, Cl. BF, 0.567%, 8/25/35	3,077,949	3,097,547
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	3,498,264	3,601,410
Trust 2005-85, Cl. FA, 0.567%, 10/25/35	6,823,834	6,865,375
Trust 2006-46, Cl. SW, 23.405%, 6/25/36	1,235,804	1,883,720
Trust 2006-50, Cl. KS, 23.406%, 6/25/36	998,190	1,506,642
Trust 2006-50, Cl. SK, 23.406%, 6/25/36	256,226	424,984
Trust 2007-42, Cl. A, 6%, 2/1/33	4,359,843	4,506,898
Trust 2007-79, Cl. FA, 0.667%, 8/25/37	3,581,376	3,610,267
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	969,772	1,029,995
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	2,090,726	2,155,156
Trust 2009-36, Cl. FA, 1.157%, 6/25/37	21,893,011	22,255,811
Trust 2009-37, Cl. HA, 4%, 4/1/19	5,424,675	5,744,164
Trust 2009-70, Cl. PA, 5%, 8/1/35	9,246,143	9,346,371
Trust 2010-37, Cl. NG, 4%, 1/1/28	10,756,012	11,075,169
Trust 2011-122, Cl. EA, 3%, 11/1/29	5,887,230	6,026,549
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	12,965,673	13,189,967
Trust 2011-15, Cl. DA, 4%, 3/1/41	9,338,816	10,059,277
Trust 2011-3, Cl. KA, 5%, 4/1/40	5,059,564	5,525,664
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	2,185,116	2,267,114
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	3,229,124	3,340,594
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-63, Cl. SD, 32.614%, 12/18/31[5]	943,877	186,229
Trust 2001-68, Cl. SC, 22.83%, 11/25/31[5]	793,607	155,734
Trust 2001-78, Cl. JS, 0%, 8/25/41[5,7]	4,368,333	757,733
Trust 2001-81, Cl. S, 25.718%, 1/25/32[5]	623,759	122,901
Trust 2002-28, Cl. SA, 38.637%, 4/25/32[5]	587,351	120,140
Trust 2002-38, Cl. SO, 53.534%, 4/25/32[5]	911,332	200,143
Trust 2002-39, Cl. SD, 43.566%, 3/18/32[5]	977,891	195,660
Trust 2002-48, Cl. S, 33.886%, 7/25/32[5]	941,401	178,224
Trust 2002-52, Cl. SD, 99.999%, 9/25/32[5]	839,988	167,094
Trust 2002-52, Cl. SL, 36.463%, 9/25/32[5]	613,327	117,619
Trust 2002-53, Cl. SK, 42.164%, 4/25/32[5]	570,579	135,481
Trust 2002-56, Cl. SN, 35.738%, 7/25/32[5]	1,278,582	242,197
Trust 2002-60, Cl. SM, 31.262%, 8/25/32[5]	1,844,765	347,794
Trust 2002-77, Cl. IS, 48.661%, 12/18/32[5]	1,304,443	310,176
Trust 2002-77, Cl. SH, 40.467%, 12/18/32[5]	875,188	192,556
Trust 2002-9, Cl. MS, 30.752%, 3/25/32[5]	1,007,534	211,536
Trust 2003-33, Cl. IA, 3.832%, 5/25/33[5]	190,647	39,530
Trust 2003-33, Cl. SP, 34.269%, 5/25/33[5]	2,338,133	383,539
Trust 2003-38, Cl. SA, 31.172%, 3/25/23[5]	2,387,627	247,381
Trust 2003-4, Cl. S, 32.264%, 2/25/33[5]	1,339,875	259,124
Trust 2005-12, Cl. SC, 14.131%, 3/25/35[5]	533,683	113,534
Trust 2005-122, Cl. SD, 55.057%, 6/25/35[5]	7,851,093	1,366,118

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2005-14, Cl. SE, 45.715%, 3/25/35[5]	$8,046,782	$1,393,386
Trust 2005-40, Cl. SA, 57.356%, 5/25/35[5]	3,174,798	628,926
Trust 2005-5, Cl. SD, 12.539%, 1/25/35[5]	2,148,301	411,542
Trust 2005-63, Cl. SA, 50.453%, 10/25/31[5]	3,122,449	624,220
Trust 2005-63, Cl. X, 34.82%, 10/25/31[5]	36,963	1,092
Trust 2005-71, Cl. SA, 63.193%, 8/25/25[5]	3,659,062	553,318
Trust 2006-51, Cl. SA, 40.466%, 6/25/36[5]	8,655,138	1,255,214
Trust 2007-75, Cl. BI, 2.546%, 8/25/37[5]	8,554,391	2,016,413
Trust 2007-77, Cl. SB, 0%, 12/25/31[5,7]	603,168	7,060
Trust 2008-46, Cl. EI, 14.629%, 6/25/38[5]	6,835,859	1,228,459
Trust 2008-55, Cl. SA, 17.29%, 7/25/38[5]	152,278	22,638
Trust 2009-8, Cl. BS, 21.865%, 2/25/24[5]	3,349,240	343,369
Trust 2009-85, Cl. IO, 13.658%, 10/1/24[5]	7,165,116	606,826
Trust 2011-48, Cl. IC, 38.336%, 5/1/13[5]	17,473,032	180,413
Trust 2011-84, Cl. IG, 3.428%, 8/1/13[5]	24,064,988	358,198
Trust 221, Cl. 2, 37.684%, 5/1/23[5]	1,592,741	344,946
Trust 254, Cl. 2, 33.901%, 1/1/24[5]	2,034,338	437,993
Trust 294, Cl. 2, 19.12%, 2/1/28[5]	2,286,915	559,437
Trust 301, Cl. 2, 1.401%, 4/1/29[5]	1,081,317	218,803
Trust 321, Cl. 2, 16.004%, 4/1/32[5]	6,119,746	1,231,385
Trust 324, Cl. 2, 1.085%, 7/1/32[5]	2,091,513	421,730
Trust 331, Cl. 10, 13.957%, 2/1/33[5]	2,872,115	566,948
Trust 331, Cl. 4, 2.355%, 2/1/33[5]	2,449,029	462,995
Trust 331, Cl. 5, 11.316%, 2/1/33[5]	3,477,566	662,399
Trust 331, Cl. 6, 4.437%, 2/1/33[5]	3,475,119	657,479
Trust 334, Cl. 10, 6.17%, 2/1/33[5]	1,418,879	282,550
Trust 339, Cl. 15, 7.494%, 7/1/33[5]	1,289,682	227,437
Trust 339, Cl. 7, 46.178%, 7/1/33[5]	2,631,203	342,107
Trust 351, Cl. 8, 4.328%, 4/1/34[5]	2,506,163	346,420
Trust 356, Cl. 10, 17.681%, 6/1/35[5]	1,992,595	264,830
Trust 356, Cl. 12, 52.067%, 2/1/35[5]	984,184	125,292
Trust 362, Cl. 13, 7.049%, 8/1/35[5]	2,726,782	405,368
Trust 364, Cl. 15, 13.62%, 9/1/35[5]	1,591,936	220,899
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 10.854%, 9/1/32[6]	482,355	446,007
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: Series 1999-3, Cl. IO, 20.61%, 10/15/29[5]	28,560,249	236,365
Series 2001-3, Cl. IO, 21.602%, 5/15/31[5]	9,469,355	72,103
Series 2002-2, Cl. IO, 22.38%, 1/15/32[5]	33,752,955	121,092
Series 2002-3, Cl. IO, 21.554%, 8/15/32[5]	47,357,375	391,177
Series 2003-1, Cl. IO, 15.284%, 11/15/32[5]	68,496,994	415,195

		1,141,055,189
GNMA/Guaranteed—1.0%
Government National Mortgage Assn.:
6.50%, 1/29/24	124,538	144,273
7%, 1/29/28-2/8/30	781,830	939,442
7.50%, 6/29/28-8/29/28	488,386	520,505
8%, 9/29/28	34,985	36,802
8.50%, 8/1/17-12/15/17	311,165	333,822

14	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn.: Continued
9.50%, 9/29/17	$1,776	$1,865
10.50%, 12/29/17-1/29/21	68,697	69,645
11%, 11/8/19	48,553	52,692
11.50%, 5/29/13	3,913	3,939
13%, 9/29/14	337	340
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/16/29	7,336,644	8,994,403
Series 2009-66, Cl. CD, 2.50%, 8/1/39	843,914	869,859
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 67.93%, 7/16/28[5]	1,925,427	429,067
Series 1998-6, Cl. SA, 82.35%, 3/16/28[5]	1,163,888	260,368
Series 2001-21, Cl. SB, 81.562%, 1/16/27[5]	1,956,284	403,073
Series 2002-76, Cl. SG, 6.474%, 10/16/29[5]	382,404	87,173
Series 2010-111, Cl. GI, 28.396%, 9/1/13[5]	69,644,808	1,072,990
Series 2010-147, Cl. LI, 25.307%, 11/1/13[5]	39,314,942	711,467
Series 2011-52, Cl. HS, 9.436%, 4/16/41[5]	7,798,492	2,254,062
Series 2011-82, Cl. IG, 8.043%, 6/1/13[5]	15,948,237	178,301

		17,364,088
Other Agency—4.0%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.: Series 2010-C1, Cl. A1, 1.60%, 10/29/20	3,836,936	3,904,082
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	8,560,000	9,202,000
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	9,174,147	9,705,961
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.678%, 10/7/20	7,170,975	7,203,245
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.: Series 2010-R3, Cl. 2A, 0.788%, 12/8/20	22,495,251	22,663,965
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	5,614,982	5,749,741
NCUA Guaranteed Notes Trust, Asset-Backed Nts., Series 2010-A1, Cl. A, 0.578%, 12/7/20	11,490,515	11,528,894

		69,957,888
Non-Agency—6.7%
Commercial—5.1%
BCAP LLC Trust, Mtg. Pass-Through Certificates: Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36[3]	6,715,096	6,669,770
Series 2012-RR2, Cl. 6A3, 3.117%, 9/1/35[1]	6,711,104	6,809,750
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	1,137,071	1,160,406
CHL Mortgage Pass-Through Trust 2003-J5, Mtg. Pass-Through Certificates, Series 2003-J5, Cl. 2A1, 5%, 7/1/18	2,006,463	2,062,947
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.647%, 10/1/35[3]	8,138,000	8,117,655
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	5,786,349	6,147,669

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Commercial Continued
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.90%, 9/1/20[1,5]	$43,939,978	$2,757,036
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[3]	10,447,146	10,480,890
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	5,235,000	6,143,846
GS Mortgage Securities Trust 2007-GG10, Commercial Mtg. Pass-Through Certificates, Series 2007-GG10, Cl. A2, 5.778%, 8/1/45	3,498,022	3,549,035
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	3,115,901	3,078,900
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	5,578,810	5,770,639
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	3,952,598	3,985,225
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	3,309,716	3,393,190
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. A2, 5.815%, 2/1/49	506,375	506,455
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 6.003%, 6/1/49	2,500,000	2,909,313
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.003%, 6/1/49	4,234,347	4,638,050
Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mtg. Pass-Through Certificates, Series 2005-MCP1, Cl. A2, 4.556%, 6/1/43	560,940	562,825
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	3,719,505	3,962,361
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.809%, 2/1/37	4,060,102	3,332,024
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 8.956%, 3/1/44[5]	50,599,184	4,175,571
		90,213,557
Residential—1.6%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.177%, 5/25/34	6,798,286	6,140,627
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.287%, 5/1/36	3,530,294	2,769,892
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.337%, 6/25/47	1,926,937	1,898,032
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.671%, 10/25/36	3,229,205	3,249,909
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.632%, 12/25/34	2,087,327	2,096,477

16	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

Residential Continued
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.175%, 1/1/36	$1,321,753	$1,041,778
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	5,645,049	4,082,553
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	184,327	133,307
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,651,922	1,885,298
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	3,994,739	4,255,529
		27,553,402

Total Mortgage-Backed Obligations (Cost $1,305,188,586)		1,346,144,124
U.S. Government Obligations—36.7%
Federal Home Loan Mortgage Corp. Nts.: 0.50%, 4/17/15	129,313,000	129,869,822
1%, 7/28/17-9/29/17	74,731,000	75,653,299
1.25%, 8/1/19	4,430,000	4,450,294
1.25%, 10/2/19[4]	25,105,000	25,029,873
2.375%, 1/13/22	8,707,000	9,155,341
5.25%, 4/18/16	22,385,000	26,141,539
Federal National Mortgage Assn. Nts.: 0.50%, 9/28/15	117,540,000	117,942,339
0.875%, 8/28/17-10/26/17	58,934,000	59,303,498
4.375%, 10/15/15	26,912,000	30,153,927
U.S. Treasury Bills: 0.02%, 10/25/12	52,000,000	51,999,307
0.062%, 10/18/12[8]	32,650,000	32,649,044
0.065%, 10/4/12	67,300,000	67,299,638
0.087%, 10/11/12	10,000,000	9,999,758
Total U.S. Government Obligations (Cost $633,207,860)		639,647,679
Short-Term Notes—14.3%
Federal Home Loan Bank: 0.05%, 10/9/12	29,850,000	29,849,668
0.05%, 10/17/12	4,825,000	4,824,893
0.05%, 10/26/12	10,850,000	10,849,623
0.07%, 10/24/12	17,000,000	16,999,240
0.09%, 10/19/12	10,503,000	10,502,554
0.11%, 10/10/12	18,000,000	17,999,505
0.11%, 10/12/12	80,000,000	79,997,189
0.13%, 10/5/12	11,000,000	10,999,847
0.05%, 10/3/12	35,000,000	34,999,803
Federal National Mortgage Assn.: 0.04%, 10/16/12	3,175,000	3,174,947
0.12%, 10/15/12	30,000,000	29,998,658
Total Short-Term Notes (Cost $250,195,927)		250,195,927

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	17

STATEMENT OF INVESTMENTS    Continued

	Expiration Date	Strike Price	Contracts	Value

Options Purchased—0.0%
90-Day Euro$ Futures, 12/17/12 Put[9]	12/18/12	$99.500	206	$3,863
U.S. Treasury Long Bonds Futures, 12/19/12 Call[9]	10/1/12	150.000	106	1,656
U.S. Treasury Long Bonds Futures, 12/19/12 Call[9]	10/1/12	151.000	48	750
U.S. Treasury Long Bonds Futures, 12/19/12 Put[9]	10/1/12	149.000	49	766
U.S. Treasury Long Bonds Futures, 12/19/12 Put[9]	10/8/12	147.000	49	9,953
U.S. Treasury Long Bonds Futures, 12/19/12 Put[9]	10/8/12	148.000	49	19,906
U.S. Treasury Long Bonds Futures, 12/19/12 Put[9]	10/15/12	147.000	49	17,609
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[9]	10/29/12	138.000	90	2,813
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[9]	10/29/12	142.000	90	9,844
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[9]	10/29/12	144.000	49	12,250
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[9]	10/29/12	146.000	50	25,781
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[9]	11/26/12	145.000	49	46,703
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[9]	10/1/12	134.000	98	1,531
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[9]	10/29/12	134.000	47	17,625
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[9]	11/26/12	135.000	74	25,438
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[9]	11/26/12	136.000	114	17,813
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	10/29/12	128.500	170	2,656
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	10/29/12	129.000	13	203
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	10/29/12	131.000	13	813
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	10/29/12	131.500	206	22,531
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	10/29/12	132.000	90	15,469
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	10/29/12	132.500	98	26,031
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	11/26/12	132.000	26	10,969
Total Options Purchased (Cost $347,643)				292,973

		Swaption Expiration Date	Notional Amount

Swaptions Purchased—0.0%
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[9] (Cost $263,763)		9/29/15	$2,235,659	260,281
Total Investments, at Value (Cost $2,239,409,482)			131.0%	2,286,881,805
Liabilities in Excess of Other Assets			(31.0)	(540,955,360)

Net Assets			100.0%	$1,745,926,445

18	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments

*September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $45,735,820 or 2.62% of the Fund’s net assets as of September 28, 2012.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $26,543,245, which represents 1.52% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	$6,622,764	$6,669,770	$47,006
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.647%, 10/1/35	8/1/12	8,107,483	8,117,655	10,172
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	10,447,146	10,480,890	33,744
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-10/4/11	1,270,024	1,274,930	4,906

		$26,447,417	$26,543,245	$95,828

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See Note 1 of the accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $49,217,851 or 2.82% of the Fund’s net assets as of September 28, 2012.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $2,840,089 or 0.16% of the Fund’s net assets as of September 28, 2012.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,599,922. See Note 6 of the accompanying Notes.

9. Non-income producing security.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	19

STATEMENT OF INVESTMENTS    Continued

Futures Contracts as of September 28, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds, 20 yr.	Buy	169	12/19/12	$25,244,375	$ 244,948
U.S. Treasury Long Bonds, 20 yr.	Sell	29	12/19/12	4,331,875	2,686
U.S. Treasury Nts., 2 yr.	Buy	1,434	12/31/12	316,241,813	122,610
U.S. Treasury Nts., 5 yr.	Buy	72	12/31/12	8,973,563	10,805
U.S. Treasury Nts., 5 yr.	Sell	1,003	12/31/12	125,006,711	(662,476)
U.S. Treasury Nts., 10 yr.	Sell	1,539	12/19/12	205,432,453	(1,220,749)
U.S. Treasury Ultra Bonds	Buy	4	12/19/12	660,875	(133)

					$(1,502,309)

Written Options as of September 28, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	99	$144.000	10/8/12	$2,887	$(3,094)	$(207)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	99	144.000	10/15/12	5,700	(6,188)	(488)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	98	146.000	10/8/12	6,502	(9,188)	(2,686)
U.S. Treasury Long Bonds Futures, 12/19/12	Call	2	149.000	10/1/12	1,747	(781)	966
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	277	139.000	10/29/12	13,441	(12,984)	457
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	179	140.000	10/29/12	10,380	(11,188)	(808)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	98	140.000	11/26/12	25,896	(29,094)	(3,198)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	10	143.000	10/29/12	1,714	(1,719)	(5)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	440	129.500	10/29/12	16,268	(6,875)	9,393
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	205	130.500	10/29/12	9,326	(9,609)	(283)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	52	129.500	11/26/12	4,803	(5,688)	(885)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	26	130.000	10/29/12	777	(813)	(36)

					$99,441	$(97,221)	$2,220

20	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments Continued

Interest Rate Swap Contracts as of September 28, 2012 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR:
Citibank NA	$36,940	0.819%	Three-Month USD BBA LIBOR	9/17/17	$(120,282)
Deutsche Bank AG	18,100	0.881	Three-Month USD BBA LIBOR	8/28/17	(129,189)

Total	55,040				(249,471)

				Total Interest Rate Swaps	$(249,471)

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of September 28, 2012 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)	Value
Citibank NA	Interest Rate	$36,940	$(120,282)
Deutsche Bank AG	Interest Rate	18,100	(129,189)

		Total Swaps	$(249,471)

As of September 28, 2012, the Fund had entered into the following written swaption contract:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Depreciation
Three-Month USD BBA LIBOR
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap Pay Floating	$9,613	9/29/15	$246,101	$(255,170)	$9,069

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	21

STATEMENT OF ASSETS AND LIABILITIES    September 28, 20121

Assets
Investments, at value (cost $2,239,409,482)—see accompanying statement of investments	$2,286,881,805
Cash	353,976
Receivables and other assets:
Investments sold (including $129,863,598 sold on a when-issued or delayed delivery basis)	163,873,483
Interest, dividends and principal paydowns	4,868,438
Shares of beneficial interest sold	1,924,656
Futures margins	135,835
Other	111,871
Total assets	2,458,150,064
Liabilities
Appreciated options written, at value (premiums received $31,456)	20,640
Depreciated options written, at value (premiums received $67,985)	76,581
Depreciated swaptions written, at value (premiums received $246,101)	255,170
Depreciated swaps, at value (upfront payments $0)	249,471
Payables and other liabilities:
Investments purchased (including $701,110,976 purchased on a when-issued or delayed delivery basis)	701,401,647
Shares of beneficial interest redeemed	9,251,033
Distribution and service plan fees	249,262
Transfer and shareholder servicing agent fees	194,068
Dividends	108,797
Shareholder communications	84,813
Trustees’ compensation	69,585
Futures margins	63,771
Other	198,781
Total liabilities	712,223,619
Net Assets	$1,745,926,445
Composition of Net Assets
Par value of shares of beneficial interest	$185,532
Additional paid-in capital	1,877,183,617
Accumulated net investment income	18,886,064
Accumulated net realized loss on investments	(196,042,462)
Net unrealized appreciation on investments	45,713,694
Net Assets	$1,745,926,445

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

22	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $835,353,470 and 88,715,397 shares of beneficial interest outstanding)	$9.42
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.64
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,860,106 and 4,659,269 shares of beneficial interest outstanding)	$9.41
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $290,156,723 and 30,875,662 shares of beneficial interest outstanding)	$9.40
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,962,196 and 4,673,244 shares of beneficial interest outstanding)	$9.41
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $532,593,950 and 56,608,339 shares of beneficial interest outstanding)	$9.41

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	23

STATEMENT OF OPERATIONS    For the Year Ended September 28, 20121

Investment Income
Interest	$42,352,781
Fee income on when-issued securities	7,294,026
Other income	18,417
Total investment income	49,665,224
Expenses
Management fees	7,317,904
Distribution and service plan fees:
Class A	2,081,244
Class B	490,091
Class C	3,066,493
Class N	218,162
Transfer and shareholder servicing agent fees:
Class A	1,367,170
Class B	176,239
Class C	429,174
Class N	100,748
Class Y	313,983
Shareholder communications:
Class A	128,079
Class B	18,035
Class C	39,352
Class N	6,055
Class Y	58,713
Trustees’ compensation	94,019
Custodian fees and expenses	16,587
Accounting service fees	12,000
Administration service fees	1,500
Other	302,370
Total expenses	16,237,918
Less waivers and reimbursements of expenses	(677,564)
Net expenses	15,560,354
Net Investment Income	34,104,870

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

24	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$25,629,666
Closing and expiration of option contracts written	1,574,464
Closing and expiration of swaption contracts written	41,796
Closing and expiration of futures contracts	(10,030,016)
Net realized gain	17,215,910
Net change in unrealized appreciation/depreciation on:
Investments	854,154
Futures contracts	(1,109,613)
Option contracts written	369
Swaption contracts written	(9,069)
Swap contracts	(249,471)
Net change in unrealized appreciation/depreciation	(513,630)
Net Increase in Net Assets Resulting from Operations	$50,807,150

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	25

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Operations
Net investment income	$34,104,870	$47,643,627
Net realized gain (loss)	17,215,910	(3,749,777)
Net change in unrealized appreciation/depreciation	(513,630)	(20,404,366)
Net increase in net assets resulting from operations	50,807,150	23,489,484
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(17,215,613)	(24,891,992)
Class B	(601,155)	(1,166,016)
Class C	(3,749,500)	(6,383,314)
Class N	(759,640)	(1,080,958)
Class Y	(11,778,980)	(14,121,347)
	(34,104,888)	(47,643,627)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(73,759,983)	(141,284,603)
Class B	(11,564,681)	(20,201,083)
Class C	(46,214,690)	(32,544,648)
Class N	(596,670)	(3,307,555)
Class Y	18,719,505	76,066,068
	(113,416,519)	(121,271,821)
Net Assets
Total decrease	(96,714,257)	(145,425,964)
Beginning of period	1,842,640,702	1,988,066,666
End of period (including accumulated net investment income of $18,886,064 and $10,973,657, respectively)	$1,745,926,445	$1,842,640,702

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

26	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

	Year Ended September 28,		Year Ended September 30,
Class A	2012[1]	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.33	$9.45	$9.17	$9.52	$9.98
Income (loss) from investment operations:
Net investment income[2]	.19	.25	.33	.45	.48
Net realized and unrealized gain (loss)	.09	(.12)	.28	(.35)	(.46)
Total from investment operations	.28	.13	.61	.10	.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.25)	(.33)	(.13)	(.40)
Tax return of capital distribution	—	—	—	(.32)	(.08)
Total dividends and/or distributions to shareholders	(.19)	(.25)	(.33)	(.45)	(.48)
Net asset value, end of period	$9.42	$9.33	$9.45	$9.17	$9.52
Total Return, at Net Asset Value[3]	3.00%	1.38%	6.73%	1.23%	0.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$835,353	$901,117	$1,054,547	$967,621	$1,095,337
Average net assets (in thousands)	$856,033	$947,592	$1,011,189	$979,498	$1,140,210
Ratios to average net assets:[4]
Net investment income	2.01%	2.63%	3.49%	4.98%	4.83%
Total expenses	0.86%	0.85%[5]	0.85%[5]	0.91%[5]	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.77%	0.70%	0.70%	0.70%
Portfolio turnover rate[6]	152%	87%	61%	59%	51%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.85%
Year Ended September 30, 2010	0.86%
Year Ended September 30, 2009	0.91%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	27

FINANCIAL HIGHLIGHTS    Continued

	Year Ended September 28,	Year Ended September 30,
Class B	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.44	$9.17	$9.52	$9.97
Income (loss) from investment operations:
Net investment income[2]	.11	.17	.26	.38	.40
Net realized and unrealized gain (loss)	.09	(.12)	.27	(.35)	(.45)
Total from investment operations	.20	.05	.53	.03	(.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.17)	(.26)	(.11)	(.34)
Tax return of capital distribution	—	—	—	(.27)	(.06)
Total dividends and/or distributions to shareholders	(.11)	(.17)	(.26)	(.38)	(.40)
Net asset value, end of period	$9.41	$9.32	$9.44	$9.17	$9.52
Total Return, at Net Asset Value[3]	2.18%	0.58%	5.83%	0.49%	(0.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,860	$54,978	$75,966	$82,254	$118,373
Average net assets (in thousands)	$49,094	$63,116	$77,379	$93,543	$153,665
Ratios to average net assets:[4]
Net investment income	1.22%	1.85%	2.78%	4.24%	4.07%
Total expenses	1.83%	1.84%[5]	1.85%[5]	1.85%[5]	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.55%	1.45%	1.45%	1.45%
Portfolio turnover rate[6]	152%	87%	61%	59%	51%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.86%
Year Ended September 30, 2009	1.85%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

28	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Year Ended September 28,		Year Ended September 30,
Class C	2012[1]	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.31	$9.43	$9.15	$9.50	$9.96
Income (loss) from investment operations:
Net investment income[2]	.11	.17	.25	.38	.40
Net realized and unrealized gain (loss)	.09	(.11)	.29	(.35)	(.46)
Total from investment operations	.20	.06	.54	.03	(.06)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.18)	(.26)	(.11)	(.34)
Tax return of capital distribution	—	—	—	(.27)	(.06)
Total dividends and/or distributions to shareholders	(.11)	(.18)	(.26)	(.38)	(.40)
Net asset value, end of period	$9.40	$9.31	$9.43	$9.15	$9.50
Total Return, at Net Asset Value[3]	2.19%	0.59%	5.94%	0.48%	(0.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$290,157	$333,542	$370,504	$298,356	$303,991
Average net assets (in thousands)	$306,251	$343,597	$337,253	$291,571	$298,257
Ratios to average net assets:[4]
Net investment income	1.22%	1.86%	2.72%	4.23%	4.09%
Total expenses	1.59%	1.58%[5]	1.59%[5]	1.61%[5]	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.54%	1.45%	1.45%	1.45%
Portfolio turnover rate[6]	152%	87%	61%	59%	51%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.58%
Year Ended September 30, 2010	1.60%
Year Ended September 30, 2009	1.61%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	29

FINANCIAL HIGHLIGHTS    Continued

	Year Ended September 28,		Year Ended September 30,
Class N	2012[1]	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.44	$9.16	$9.51	$9.97
Income (loss) from investment operations:
Net investment income[2]	.16	.22	.30	.42	.45
Net realized and unrealized gain (loss)	.09	(.12)	.28	(.35)	(.46)
Total from investment operations	.25	.10	.58	.07	(.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.22)	(.30)	(.12)	(.38)
Tax return of capital distribution	—	—	—	(.30)	(.07)
Total dividends and/or distributions to shareholders	(.16)	(.22)	(.30)	(.42)	(.45)
Net asset value, end of period	$9.41	$9.32	$9.44	$9.16	$9.51
Total Return, at Net Asset Value[3]	2.69%	1.09%	6.46%	0.98%	(0.14)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,962	$44,133	$48,021	$39,800	$47,945
Average net assets (in thousands)	$44,441	$46,042	$42,208	$41,038	$51,013
Ratios to average net assets:[4]
Net investment income	1.71%	2.35%	3.23%	4.73%	4.58%
Total expenses	1.17%	1.17%[5]	1.20%[5]	1.24%[5]	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.05%	0.95%	0.95%	0.95%
Portfolio turnover rate[6]	152%	87%	61%	59%	51%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.17%
Year Ended September 30, 2010	1.21%
Year Ended September 30, 2009	1.24%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

30	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Year Ended September 28,		Year Ended September 30,
Class Y	2012[1]	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.44	$9.16	$9.51	$9.97
Income (loss) from investment operations:
Net investment income[2]	.21	.27	.34	.47	.50
Net realized and unrealized gain (loss)	.09	(.11)	.29	(.35)	(.46)
Total from investment operations	.30	.16	.63	.12	.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.28)	(.35)	(.14)	(.42)
Tax return of capital distribution	—	—	—	(.33)	(.08)
Total dividends and/or distributions to shareholders	(.21)	(.28)	(.35)	(.47)	(.50)
Net asset value, end of period	$9.41	$9.32	$9.44	$9.16	$9.51
Total Return, at Net Asset Value[3]	3.30%	1.66%	7.00%	1.49%	0.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$532,594	$508,871	$439,029	$293,117	$521,193
Average net assets (in thousands)	$512,755	$483,961	$353,879	$389,120	$463,627
Ratios to average net assets:[4]
Net investment income	2.30%	2.92%	3.66%	5.25%	5.10%
Total expenses	0.51%	0.50%[5]	0.51%[5]	0.58%[5]	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.49%	0.45%	0.45%	0.45%
Portfolio turnover rate[6]	152%	87%	61%	59%	51%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.50%
Year Ended September 30, 2010	0.52%
Year Ended September 30, 2009	0.58%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	31

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current return and safety of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed

32	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$701,110,976
Sold securities	129,863,598

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$19,230,522	$—	$197,644,724	$47,041,090

1. As of September 28, 2012, the Fund had $197,644,724 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2013	$37,778,579
2014	18,093,354
2015	26,097,191
2016	12,640,219
2017	21,325,466
2018	73,585,342
No expiration	8,124,573

Total	$197,644,724

2. During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 30, 2011, the Fund utilized $5,047,965 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$7,912,425	$7,912,425

34	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended September 30, 2012	Year Ended September 30, 2011
Distributions paid from:
Ordinary income	$34,104,888	$47,643,627

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,239,650,153
Federal tax cost of other investments	15,938,285

Total federal tax cost	$2,255,588,438

Gross unrealized appreciation	$57,340,780
Gross unrealized depreciation	(10,299,690)

Net unrealized appreciation	$47,041,090

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

36	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	37

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

38	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$50,340,821	$—	$50,340,821
Mortgage-Backed Obligations	—	1,346,144,124	—	1,346,144,124
U.S. Government Obligations	—	639,647,679	—	639,647,679
Short-Term Notes	—	250,195,927	—	250,195,927
Options Purchased	292,973	—	—	292,973
Swaptions Purchased	—	260,281	—	260,281

Total Investments, at Value	292,973	2,286,588,832	—	2,286,881,805
Other Financial Instruments:
Futures margins	135,835	—	—	135,835

Total Assets	$428,808	$2,286,588,832	$—	$2,287,017,640

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Futures margins	$(63,771)	$—	$—	$(63,771)
Appreciated options written, at value	(20,640)	—	—	(20,640)
Depreciated options written, at value	(76,581)	—	—	(76,581)
Depreciated swaptions written, at value	—	(255,170)	—	(255,170)
Depreciated swaps, at value	—	(249,471)	—	(249,471)

Total Liabilities	$(160,992)	$(504,641)	$—	$(665,633)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 28, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	20,320,389	$189,782,073	33,519,790	$315,113,907
Dividends and/or distributions reinvested	1,680,949	15,711,702	2,353,018	22,113,622
Redeemed	(29,902,787)	(279,253,758)	(50,892,806)	(478,512,132)

Net decrease	(7,901,449)	$(73,759,983)	(15,019,998)	$(141,284,603)

Class B
Sold	980,344	$9,147,990	1,532,419	$14,398,458
Dividends and/or distributions reinvested	61,441	573,825	116,622	1,095,872
Redeemed	(2,278,740)	(21,286,496)	(3,796,874)	(35,695,413)

Net decrease	(1,236,955)	$(11,564,681)	(2,147,833)	$(20,201,083)

Class C
Sold	6,276,898	$58,489,289	9,285,461	$87,106,710
Dividends and/or distributions reinvested	354,361	3,305,098	590,819	5,541,684
Redeemed	(11,588,126)	(108,009,077)	(13,342,474)	(125,193,042)

Net decrease	(4,956,867)	$(46,214,690)	(3,466,194)	$(32,544,648)

40	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Year Ended September 28, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class N
Sold	1,269,304	$11,840,765	1,238,925	$11,636,247
Dividends and/or distributions reinvested	71,876	671,121	103,817	974,727
Redeemed	(1,404,343)	(13,108,556)	(1,694,734)	(15,918,529)

Net decrease	(63,163)	$(596,670)	(351,992)	$(3,307,555)

Class Y
Sold	14,783,293	$138,113,467	16,271,849	$152,856,972
Dividends and/or distributions reinvested	1,227,430	11,466,294	1,488,325	13,973,610
Redeemed	(14,007,047)	(130,860,256)	(9,667,875)	(90,764,514)

Net increase	2,003,676	$18,719,505	8,092,299	$76,066,068

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 28, 2012, were as follows:

	Purchases	Sales
Investment securities	$498,885,659	$582,368,567
U.S. government and government agency obligations	1,245,784,506	1,167,066,846
To Be Announced (TBA) mortgage-related securities	5,578,800,491	5,394,779,917

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 28, 2012, the Fund paid $2,406,930 to OFS for services to the Fund.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 28, 2012 were as follows:

Class C	$22,319,191
Class N	2,139,133

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the

42	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
September 28, 2012	$143,685	$16,541	$74,022	$25,100	$4,767

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” will not exceed the following rates: 0.80% for the Class A shares; 1.60% for the Class B and Class C shares, respectively; 1.10% for the Class N shares and 0.50% for the Class Y shares. During the year ended September 28, 2012, the Manager reimbursed the Fund $477,604, $109,977, $2,844, $30,699 and $52,806 for Class A, Class B, Class C, Class N and Class Y shares, respectively.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

During the year ended September 28, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$3,634

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

44	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 28, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $260,281, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $5,111 as of September 28, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of September 28, 2012 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps,

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of September 28, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $249,471 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of September 28, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

Valuations of derivative instruments as of September 28, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts				Depreciated swaps, at value	$249,471
Interest rate contracts	Futures margins	$135,835	*	Futures margins	63,771	*
Interest rate contracts				Appreciated options written, at value	20,640
Interest rate contracts				Depreciated options written, at value	76,581
Interest rate contracts				Depreciated swaptions written, at value	255,170
Interest rate contracts	Investments, at value	553,254	**

Total		$689,089			$665,633

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options and purchased swaptions.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Total
Interest rate contracts	$(2,142,170)	$41,796	$1,574,464	$(10,030,016)	$(10,555,926)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Swap contracts	Total
Interest rate contracts	$(55,941)	$369	$(9,069)	$(1,109,613)	$(249,471)	$(1,423,725)

*Includes purchased option contracts and purchased swaption contracts, if any.

46	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $384,071,799 and $313,010,815 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $23,881 and $92,008 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $13,720 and $55,511 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended September 28, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2011	—	$—	130	$22,164
Options written	6,892	725,979	27,855	2,469,521
Options closed or expired	(6,890)	(724,232)	(26,390)	(2,386,238)
Options exercised	—	—	(12)	(7,753)

Options outstanding as of September 28, 2012	2	$1,747	1,583	$97,694

48	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $5,626,154 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $28,560 and $24,572 on purchased and written swaptions, respectively.

50	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Written swaption activity for the year ended September 28, 2012 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2011	—	$—
Swaptions written	21,143,333	287,897
Swaptions closed or expired	(11,530,000)	(41,796)

Swaptions outstanding as of September 28, 2012	9,613,333	$246,101

7. Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

52	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 28, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Limited-Term Government Fund for the year ended September 30, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 28, 2012, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 28, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 21, 2012

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	53

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

None of the dividends paid by the Fund during the fiscal year ended September 28, 2012 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended September 28, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 28, 2012, the maximum amount allowable but not less than $42,098,088 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

54	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	55

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load short U.S. government funds. The Board noted that the Fund outperformed its performance universe median for the one- and three-year periods, and also performed competitively for the ten-year period, although it underperformed for the five-year period. The Board considered that the Fund’s recent performance remained strong as the Fund ranked in the second quintile for the one-year period and in the first quintile for the three-year period. The Board noted that the appointment of a new portfolio manager on April 1, 2009 has improved the Fund’s one- and three-year performance.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load short U.S. government funds with comparable asset levels and distribution features.

56	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

The Board noted that the Fund’s actual and contractual management fees and total expenses were lower than its expense group median and average. After discussions with the Board, the Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that total annual fund operating expenses will not exceed 0.80% of the average daily net assets of Class A shares; 1.60% of the average daily net assets of Class B shares and Class C shares; 1.10% of the average daily net assets of Class N shares and 0.50% of the average daily net assets of Class Y shares.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	57

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

58	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	59

TRUSTEES AND OFFICERS BIOS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2001) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

60	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish Trustee (since 2008) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	61

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Victoria J. Herget, Continued	certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member,

62	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

James D. Vaughn, Continued	University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 62 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	63

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Krishna Memani, Vice President (since 2009) Age: 52	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 47	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 94 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

64	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	65

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

66	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	67

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

68	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0855.001.0912 November 23, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $39,700 in fiscal 2012 and $38,900 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $416,206 in fiscal 2012 and $153,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $4,900 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $359,124 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $775,330 in fiscal 2012 and $158,800 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/12/2012